EXHIBIT 1.1
UNDERWRITING AGREEMENT
8,800,000 Shares
Quest Resource Corporation
Common Stock
($.001 Par Value)
July 1, 2008
RBC Capital Markets Corporation
As the Representative of the several underwriters named in Schedule I hereto
c/o RBC Capital Markets Corporation
One Liberty Plaza, 165 Broadway
New York, NY 10006-1404
Ladies and Gentlemen:
     Quest Resource Corporation, a Nevada corporation (the “Issuer”), proposes to sell to the several underwriters (the “Underwriters”) named in Schedule I hereto, for whom RBC Capital Markets Corporation (“RBC”) is acting as Representative (the “Representative”), an aggregate of 8,800,000 (the “Firm Securities”) shares of the Issuer’s common stock, $.001 par value per share (the “Common Stock”). The respective amounts of the Firm Securities to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The Issuer also proposes to sell to the Underwriters at the Underwriters’ option an aggregate of up to 1,320,000 additional shares of Common Stock (the “Option Securities”) as set forth below.
     As the Representative, RBC has advised the Issuer that (a) RBC is authorized to enter into this Agreement on behalf of the several Underwriters and (b) the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Securities set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option Securities if the Representative elects to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters. The Firm Securities and the Option Securities (to the extent the aforementioned option is exercised) are herein collectively called the “Shares.”
     The Issuer has filed a registration statement on Form S-3 (File No. 333-134216-01) with respect to the Shares, including a base prospectus (the “Base Prospectus”) to be used in connection with the public offering and sale of the Shares, pursuant to the Securities Act of 1933, as amended

(the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the United States Securities and Exchange Commission (the “Commission”) thereunder. As used in this Agreement, “Effective Time” means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, became effective; “Effective Date” means the date of the Effective Time; “Registration Statement” means such registration statement, as amended at the Effective Time, including all information deemed to be a part of the registration statement pursuant to Rule 430A, 430B or 430C under the Securities Act and the Rules and Regulations; “Preliminary Prospectus” means any preliminary prospectus relating to the Shares included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including any preliminary prospectus supplement thereto relating to the Shares; “Prospectus Supplement” means the prospectus supplement to be filed promptly after the date hereof pursuant to Rule 424 and describing the Shares and the offering thereof (the “Prospectus Supplement”); “Prospectus” means the Prospectus Supplement, together with the Base Prospectus, in the form first used by the Underwriters to confirm sales of the Shares or in the form first made available to the Underwriters by the Issuer to meet requests of purchasers pursuant to Rule 173 under the Securities Act; “Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 under the Securities Act relating to the Shares; “Issuer Free Writing Prospectus” means any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act relating to the Shares; and “Disclosure Package” means the Base Prospectus, as amended or supplemented immediately prior to the Applicable Time (as defined below), including the most recent Preliminary Prospectus, together with the Issuer Free Writing Prospectuses identified on Schedule II hereto, if any, and the information agreed to by the Issuer and the Representative as the information to be conveyed orally by the Underwriters to purchasers of the Shares at the Applicable Time, as set forth on Schedule III. If the Issuer has filed an abbreviated registration statement to register additional Common Stock pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. For purposes of clarity, any free writing prospectus, as defined in Rule 405 under the Securities Act, relating to the Issuer or the Shares that was prepared by or on behalf of or used by an offering participant other than the Issuer (without regard to whether the conditions set forth in Rule 433 are satisfied with respect thereto) (each, an “Offering Participant Free Writing Prospectus”) shall be excluded from the definitions of Registration Statement, Base Prospectus, Prospectus Supplement, Preliminary Prospectus, Prospectus, Free Writing Prospectus, Issuer Free Writing Prospectus and Disclosure Package. For the purposes of this Agreement, the “Applicable Time” is 5:45 p.m. (Eastern time) on the date of this Agreement. Any reference herein to the Registration Statement, any Preliminary Prospectus, the Base Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the Effective Date of the Registration Statement, the date of such Preliminary Prospectus, the date of such Base Prospectus, the date of such Prospectus Supplement or the date of the Prospectus, as the case may be, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, the date of such Preliminary Prospectus, the date of such Base Prospectus, the date of such Prospectus Supplement or the date of the Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed. For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Base Prospectus, the Prospectus Supplement, the Prospectus or Issuer Free Writing Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Electronic Data Gathering Analysis and Retrieval System, or EDGAR.
     In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:
1. Representations and Warranties of the Issuer.
     The Issuer represents and warrants to each of the Underwriters as follows:
     (a) The Registration Statement has been filed with the Commission under the Securities Act and has become effective under the Securities Act. The Issuer meets the requirements for use of Form S-3 under the Securities Act and has not been notified by the Commission of any objection to the use of the Registration Statement on Form S-3. No stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Issuer, threatened by the Commission. The Commission has not issued any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus. Copies of the Registration Statement and each of the amendments thereto have been delivered by the Issuer to the Representative (provided that availability of the Registration Statement and each amendment on EDGAR shall constitute delivery so long as the EDGAR copy is substantially identical except as permitted by Regulation S-T). The Registration Statement conforms, and any further amendments or supplements to the Registration Statement will conform at the time they become effective or are filed with the Commission, in all material respects to the requirements of the Securities Act and the Rules and Regulations. The Prospectus, as of its date, will conform and, as it may be further supplemented by filings with the Commission, will conform, on the Closing Date (as defined below) and each Option Closing Date (as defined below), in all material respects to the requirements of the Securities Act and the Rules and Regulations. As of the Effective Date, the date hereof, the Closing Date (as defined below) and each Option Closing Date (as defined below), if any, the Registration Statement, and any post-effective amendments, do not and will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; the Prospectus, as of its date, will not, and, on the Closing Date and each Option Closing Date, as amended or supplemented by filings with the Commission, will not, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Disclosure Package, taken as a whole, as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, none of the representations and warranties set forth in this Section 1(a) shall apply to statements or omissions in the Registration Statement, or the Prospectus, or any amendment or supplement in reliance upon and in conformity with written information furnished to the Issuer by any Underwriter through RBC expressly for use therein, such information being listed in Section 13 below.
     (b) Other than the Registration Statement, the Prospectus and the Disclosure Package, the Issuer (including its agents and representatives, other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any Issuer Free Writing Prospectus other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Schedule II hereto, any Issuer Free Writing Prospectus that constitutes a “road show” (within the meaning specified in Rule 433 of the Rules and Regulations) or any other written communications approved in writing in advance by the Representative. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the most recent Preliminary Prospectus, the other Issuer Free Writing Prospectuses identified on Schedule II and the information to be conveyed orally as set forth on Schedule III, such Issuer Free Writing Prospectus, did not, and, when taken together with the Prospectus, the other Issuer Free Writing Prospectuses identified on Schedule II and the information to be conveyed orally as set forth on Schedule III, at the Closing Date and as of the Option Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Issuer makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Issuer in writing by such Underwriter through the Representative expressly for use in such Issuer Free Writing Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 13 hereof; provided, further, that the Issuer makes no representation and warranty with respect to any statements or omissions made in any Offering Participant Free Writing Prospectus, including any issuer information (as defined in Rule 433 under the Securities Act) therein. Each such Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offering and sale of the Shares did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any Preliminary Prospectus deemed to be a part thereof that has not been superseded or modified.
     (c) The documents incorporated by reference in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Disclosure Package, at the time they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents, when read together with the other information in the Disclosure Package, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not, when read together with the other information in the Disclosure Package, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.
     (d) (i) At the time of filing the Registration Statement and (ii) as of the Effective Date (with such date being used as the determination date for purposes of this clause (ii)), the Issuer was not and is not an “ineligible issuer” (as defined in Rule 405).
     (e) The financial statements of the Issuer (including all notes and schedules thereto) included or incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package present fairly in all material respects the financial position of the Issuer and its consolidated subsidiaries at the dates indicated and the statement of operations, shareholders’ equity and cash flows of the Issuer and its consolidated subsidiaries for the periods specified; and such financial statements and related schedules and notes thereto have been prepared in conformity with U.S. generally accepted accounting principles, consistently applied throughout the periods involved. The summary and selected financial data included in the Prospectus and the Disclosure Package present fairly in all material respects the information shown therein as at the respective dates and for the respective periods specified and have been presented on a basis consistent with the consolidated financial statements set forth in the Prospectus and the Disclosure Package and other financial information. The pro forma financial statements and other pro forma financial information included in the Registration Statement, Prospectus and the Disclosure Package present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission’s rules and applicable guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Issuer, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.
     (f) Murrell, Hall, McIntosh & Co., PLLP, which has certified certain financial statements of the Issuer and delivered its opinion with respect to the audited financial statements and schedules included or incorporated by reference in the Registration Statement and the Prospectus, is an independent registered public accounting firm with respect to the Issuer within the meaning of the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder.

     (g) The Issuer and each of the subsidiaries of the Issuer listed in Exhibit A hereto (other than Quest Pipelines (KPC), which is a general partnership), which list includes all “significant subsidiaries” as defined in Rule 405 of the Rules and Regulations (collectively, the “Subsidiaries”), is duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation, organization or formation, as the case may be. The Issuer and each of its Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation, limited partnership or limited liability company in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a material adverse effect on the assets, properties, financial condition, results of operations, business affairs or business prospects of the Issuer and its Subsidiaries considered as a whole or materially impair the ability or likelihood of the transactions provided for in the Membership Interest Purchase Agreement by and between the Company and PetroEdge Resources Partners, LLC, a Delaware limited liability company, dated June 5, 2008 (the “PetroEdge Agreement”), to be consummated on or before July 11, 2008 in accordance with the terms thereof (each, a “Material Adverse Effect”); and to the Issuer’s knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. Other than the Subsidiaries and as disclosed in the Registration Statement, the Issuer does not own, directly or indirectly, any shares of capital stock and does not have any other equity or ownership or proprietary interest in any corporation, partnership, association, trust, limited liability company, joint venture or other entity.
     (h) The Issuer and each of its Subsidiaries has all requisite corporate, limited partnership, general partnership or limited liability company, as the case may be, power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the “Permits”), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not have a Material Adverse Effect. The Issuer and each of its Subsidiaries has fulfilled and performed in all material respects all of its material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Issuer or any of its Subsidiaries thereunder. Neither the Issuer nor any of its Subsidiaries has received notice of any reservation or modification of any such Permits, except as would not, individually or in the aggregate, have a Material Adverse Effect.
     (i) Except as disclosed in the Registration Statement, the Prospectus and the Disclosure Package, the Issuer and each of its Subsidiaries has, and following the consummation of the transactions contemplated by the PetroEdge Agreement will have, (i) defensible title to all its interests in the oil and gas properties described in the Registration Statement, the Prospectus and the Disclosure Package as being or to be owned or leased by them, title investigations having been carried out by the Issuer in accordance with customary practice in the oil and gas industry, and (ii) good and indefeasible title to all other real property and all personal property described in the Registration Statement, the Prospectus and the Disclosure Package as being or to be owned by them, in each case free and clear of all Liens, except (A) such as would not have a Material Adverse Effect, (B) security interests securing loans under the Issuer’s or any of its Subsidiary’s credit facilities disclosed in the Registration Statement, Prospectus or Disclosure Package, (C) royalties, overriding royalties and other similar burdens under oil and gas leases, and (D) Liens under gas sales contracts, geophysical exploration agreements, operating agreements, farmout agreements, participation agreements, unitization, pooling and commutation agreements, declarations and orders and gas sales contracts, securing payment of amounts not yet due and payable and of a scope and nature customary in the oil and gas industry. All property held under lease by the Issuer and its Subsidiaries is held by them under valid, existing and enforceable leases, free and clear of all Liens, except such as would not have a Material Adverse Effect.
     (j) The Issuer and each of its Subsidiaries has, and following the consummation of the transactions contemplated by the PetroEdge Agreement will have, such easements or rights-of-way from each person (collectively, “rights-of-way”) as are necessary to conduct its business in the manner described, and subject to the limitations contained, in the Registration Statement, the Prospectus and the Disclosure Package, except for (i) qualifications, reservations and encumbrances as may be set forth in the Registration Statement, the Prospectus and the Disclosure Package and (ii) such rights-of-way that, if not obtained, would not have, individually or in the aggregate, a Material Adverse Effect; other than as set forth, and subject to the limitations contained, in the Registration Statement, the Prospectus and the Disclosure Package, the Issuer and each of its Subsidiaries has, and upon consummation of the transactions contemplated by the PetroEdge Agreement will have, fulfilled and performed all its material obligations with respect to such rights-of-way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that would not have a Material Adverse Effect; and, except as described in the Registration Statement, the Prospectus and the Disclosure Package, none of such rights-of-way contains any restriction that is materially burdensome to the Issuer and its Subsidiaries, taken as a whole.
     (k) Except as described in the Registration Statement, the Prospectus and the Disclosure Package, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Issuer, threatened, to which the Issuer or any of its Subsidiaries is or may be a party or to which the business or property of any of the Issuer or any of its Subsidiaries is or may be subject, (ii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which the Issuer or any of its Subsidiaries is or may be subject, that, in the case of clauses (i) and (ii) above, is reasonably expected to (A) individually or in the aggregate have a Material Adverse Effect, (B) prevent or result in the suspension of the offer, issuance or sale of the Shares, or (C) call into question the validity of this Agreement or the PetroEdge Agreement.

     (l) Neither the Issuer nor any of its Subsidiaries has sustained, since the date of the latest audited financial statements included in the Registration Statement, the Prospectus and the Disclosure Package, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the Prospectus and the Disclosure Package. Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Disclosure Package, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any Material Adverse Effect or any material adverse change, or any development involving, individually or in the aggregate, a prospective material adverse change, in the business, properties, management, financial condition, prospects, net worth or results of operations of the Issuer and its Subsidiaries taken as a whole, (ii) any transaction which is material to the Issuer and its Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Issuer or any of its Subsidiaries, which is material to the Issuer and its Subsidiaries taken as a whole, (iv) any material change in the capitalization, ownership or outstanding indebtedness of the Issuer or any of its Subsidiaries, (v) any dividend or distribution of any kind declared, paid or made on the securities of the Issuer or any of its Subsidiaries, in each case whether or not arising from transactions in the ordinary course of business or (vi) any material adverse change, or any development involving, individually or in the aggregate, a prospective material adverse change, in the business, properties, management, financial condition, prospects, net worth or results of operations of the Issuer and its Subsidiaries taken as a whole that (A) would cause any statement included in the Registration Statement, the Disclosure Package or the Prospectus regarding the Issuer to be untrue in any material respect or (B) would be material to a stockholder of the Issuer that has not been disclosed in the Registration Statement, the Prospectus and the Disclosure Package.
     (m) There is no document, contract or other agreement required to be described in the Registration Statement, Prospectus or the Disclosure Package or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or the Rules and Regulations.
     (n) Neither the Issuer nor any of its Subsidiaries is (i) in violation of its partnership agreement, limited liability company agreement, certificate of formation or conversion, certificate or articles of incorporation, bylaws or other constituent document, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over the Issuer or any of its Subsidiaries or any of their properties or assets or (iii) in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation in the case of clause (ii) or (iii) would, if continued, have a Material Adverse Effect or materially impair the ability of the

Issuer to perform its obligations under this Agreement. To the knowledge of the Issuer, no third party to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer or any of its Subsidiaries is a party or by which any of them is bound or to which any of their properties is subject, is in breach, default or violation of any such agreement, which breach, default or violation would, if continued, have a Material Adverse Effect or materially impair the ability of the Issuer to perform its obligations under this Agreement.
     (o) Neither the execution, delivery and performance of this Agreement or the PetroEdge Agreement by the Issuer nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Issuer of the Shares) and thereby will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any Lien upon any properties or assets of the Issuer or its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer or any of its Subsidiaries is a party or by which either the Issuer or its Subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, law, statute, rule or regulation applicable to the Issuer or any of its Subsidiaries or violate any provision of the charter or bylaws of the Issuer or the charter or bylaws or similar organizational documents of any of its Subsidiaries, (i) except for such consents or waivers which have already been obtained and are in full force and effect, (ii) except for Liens being granted under the credit facilities disclosed in the Registration Statement, Prospectus or Disclosure Package, (iii) except for waivers and amendments to existing credit facilities to permit the consummation of the transactions contemplated by the PetroEdge Agreement and the related financings, (iv) except for such additional steps as may be necessary to qualify the Shares for public offering by the Underwriters under the state securities or blue sky laws, and (v) except as would not have a Material Adverse Effect.
     (p) The Issuer has authorized and outstanding capital stock as set forth under the captions “Capitalization” and “Description of Common and Preferred Stock” in the Prospectus and the Disclosure Package. The certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Issuer. All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable. There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any of the Shares or any such rights pursuant to its articles of incorporation or bylaws or any agreement or instrument to or by which the Issuer or any of its Subsidiaries is a party or bound. The Shares have been duly authorized by the Issuer and when issued and sold pursuant to this Agreement will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement, the Prospectus and the Disclosure Package, there is no outstanding option, warrant or other right calling for or requiring the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Issuer or any share of stock, partnership interest or membership interest, as the case may be, of any of its Subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock, partnership interest or membership interest, as the case may be, except for partnership interests issuable by Quest Energy Partners, L.P., a Delaware limited partnership (“Quest Energy”), or Quest Midstream Partners, L.P., a Delaware limited partnership (“Quest Midstream”), to employees pursuant to their respective compensation programs that, in the case of Quest Energy, have been filed with the Commission on EDGAR. The Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement, the Prospectus and the Disclosure Package. All outstanding shares of capital stock, partnership interests or membership interests, as the case may be, of each of the Issuer’s Subsidiaries (other than Quest Pipelines (KPC)) have been duly authorized by all necessary corporate, limited partnership or limited liability company, as the case may be, action and validly issued, and are fully-paid (to the extent required under the applicable partnership agreement or limited liability company agreement, as the case may be) and non-assessable (except as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act or Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act, as the case may be) and, except as described in the Registration Statement, the Prospectus and the Disclosure Package are owned directly by the Issuer or by another wholly owned Subsidiary of the Issuer free and clear of any security interests, liens, encumbrances, equities or claims (“Liens”).
     (q) Quest Energy GP, LLC, a Delaware limited liability company (“Quest Energy GP”), has, and, on the Closing Date and each Option Closing Date, will have, full power and authority to act as general partner of Quest Energy in all material respects as described in the Registration Statement, the Prospectus and the Disclosure Package. Quest Energy GP is, and on the Closing Date and each Option Closing Date will be, the sole general partner of Quest Energy with a 2% general partner interest in Quest Energy. The Issuer owns 3,201,521 common units and 8,857,981 subordinated units (such common units and subordinated units representing limited partner interests in Quest Energy being collectively referred to herein as the “Quest Energy Sponsor Units”) as described in the Registration Statement, Disclosure Package and the Prospectus, and Quest Energy GP owns all of the Incentive Distribution Rights (as defined in the partnership agreement of Quest Energy in effect on the date hereof, the “Quest Energy Partnership Agreement”) (the “Quest Energy Incentive Distribution Rights”); all such Quest Energy Sponsor Units and Quest Energy Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Quest Energy Partnership Agreement; and the Issuer owns such Quest Energy Sponsor Units, and Quest Energy GP owns such Quest Energy Incentive Distribution Rights, free and clear of all Liens (except such restrictions on transferability described in the Registration Statement, the Disclosure Package and the Prospectus or arising under the Credit Agreement dated as of November 15, 2007 regarding a $50,000,000 senior credit facility provided by Royal Bank of Canada to the Issuer (the “Current Credit Agreement”) and as described under the caption “Description of Changes to Credit Facilities” in the Prospectus).
     (r) The Issuer, has, and, on the Closing Date and each Option Closing Date, will have, the right to control and designate a majority of the board of directors of Quest Midstream

GP, LLC , a Delaware limited liability company (“Quest Midstream GP”), in all material respects as described in the Registration Statement, the Prospectus and the Disclosure Package. The Issuer is, and on the Closing Date and each Option Closing Date will be, the owner of 85% of the issued and outstanding units of Quest Midstream GP.
     (s) Quest Midstream GP, has, and, on the Closing Date and each Option Closing Date, will have, full power and authority to act as general partner of Quest Midstream in all material respects as described in the Registration Statement, the Prospectus and the Disclosure Package. Quest Midstream GP is, and on the Closing Date and each Option Closing Date will be, the sole general partner of Quest Midstream with a 2% general partner interest in Quest Midstream. The Issuer owns 31,134 Class A subordinated units and 4,900,000 Class B subordinated units (such Class A subordinated units and Class B subordinated units representing limited partner interests in Quest Midstream being collectively referred to herein as the “Quest Midstream Sponsor Units “) as described in the Registration Statement, Disclosure Package and the Prospectus, and Quest Midstream GP owns all of the Incentive Distribution Rights (as defined in the partnership agreement of Quest Midstream in effect on the date hereof, the “Quest Midstream Partnership Agreement”) (the “Quest Midstream Incentive Distribution Rights”); all such Quest Midstream Sponsor Units and Quest Midstream Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Quest Midstream Partnership Agreement; and the Issuer owns such Quest Midstream Sponsor Units, and Quest Midstream GP owns such Quest Midstream Incentive Distribution Rights, free and clear of all Liens (except such restrictions on transferability described in the Registration Statement, the Disclosure Package and the Prospectus or arising under the Current Credit Agreement and as described under the caption “Description of Changes to Credit Facilities” in the Prospectus).
     (t) All outstanding shares of capital stock, partnership interests or membership interests, as the case may be, of each of the Issuer’s Subsidiaries are owned by the Issuer, its Subsidiaries or by third parties in the amounts and percentages as set forth on page 4 of the Issuer’s Annual Report on Form 10-K as filed with the Commission on March 10, 2008, except for any subsequent issuances of partnership interests of Quest Energy to members of the Board of Directors of the general partner of Quest Energy reported on Form 4 pursuant to Section 16 of the Exchange Act.
     (u) No holder of any security of the Issuer has any right, which has not been waived or satisfied, to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder. Each director and executive officer of the Issuer has delivered to the Representative his written lock-up agreement in the form attached to this Agreement as Exhibit B hereto (each, a “Lock-Up Agreement”).
     (v) All necessary corporate action has been duly and validly taken by the Issuer to authorize the execution, delivery and performance of this Agreement and the PetroEdge Agreement and the issuance and sale of the Shares by the Issuer. This Agreement and the PetroEdge Agreement have been duly and validly authorized by all necessary corporate action, executed and delivered by the Issuer and constitute and will constitute legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity or public policy (regardless of whether enforcement is sought in a proceeding at law or in equity).
     (w) Neither the Issuer nor any of its Subsidiaries is involved in any labor dispute nor, to the knowledge of the Issuer, is any such dispute threatened, which dispute would have or is reasonably likely to result in a Material Adverse Effect. The Issuer is not aware of any threatened or pending litigation between the Issuer or any of its Subsidiaries and any of its executive officers which, if adversely determined, could have a Material Adverse Effect.
     (x) No relationship, direct or indirect, exists between or among the Issuer or any of its Subsidiaries on the one hand, and the directors, managers, officers, members, partners, stockholders, customers or suppliers of any such entity, on the other hand, that is required to be described in the Registration Statement, the Prospectus and the Disclosure Package and is not so described. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Issuer or any of its Subsidiaries to or for the benefit of any of the officers, directors or managers of any such entity or their respective family members, except as disclosed in the Registration Statement, the Prospectus or the Disclosure Package. Neither the Issuer nor any of its Subsidiaries has, in violation of the Sarbanes-Oxley Act of 2002, directly or indirectly, extended or maintained credit, arranged for the extension of credit or renewed an extension of credit, in the form of a personal loan to or for any director, manager or executive officer of the Issuer or any of its Subsidiaries.
     (y) The Issuer has not taken, nor will it take, directly or indirectly, any action designed to, or which has constituted or which might reasonably be expected to cause or result in, the stabilization or manipulation of the price of the Common Stock or any security of the Issuer or any of its Subsidiaries to facilitate the sale or resale of any of the Shares.
     (z) The Issuer and each of its Subsidiaries has filed all material federal, state, local and foreign tax returns which are required to be filed through the date hereof, except where the failure to so file would not have a Material Adverse Effect, which returns are true and correct in all material respects, or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due, except for such taxes as are being contested in good faith or except as would not result in a Material Adverse Effect. There are no tax audits or, to the knowledge of the Issuer tax investigations, pending, which if adversely determined would have a Material Adverse Effect; nor has the Issuer or any of its Subsidiaries received any written notice of a material proposed additional tax assessment against the Issuer or any of its Subsidiaries.

     (aa) The Issuer has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on The Nasdaq Global Market, nor has the Issuer received any notification that the Commission or The Nasdaq Global Market is contemplating terminating such registration or listing.
     (bb) The books, records and accounts of the Issuer and its Subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of the Issuer and its Subsidiaries.
     (cc) Cawley, Gillespie & Associates, Inc., whose reports are referenced in the Registration Statement, the Prospectus and the Disclosure Package and who has delivered the letter referred to in Section 6(n) hereof, was, as of the date of such reports, and is, as of the date hereof, an independent reserve engineer with respect to the Issuer; and the factual information underlying the estimates of the reserves of the Issuer and its Subsidiaries, which were supplied by the Issuer to Cawley, Gillespie & Associates, Inc. for the purposes of preparing the reserve reports of the Issuer referenced in the Prospectus (the “Issuer Reserve Reports”), including, without limitation, production volumes, sale prices for production, contractual pricing provisions under oil or gas sales or marketing contracts or under hedging arrangements, costs of operations and development and working interest and net revenue information relating to the Issuer’s direct or indirect ownership interests in the oil and gas properties of the Issuer and its Subsidiaries, was true and correct in all material respects on the dates such estimates were made and such information was supplied and was prepared in accordance with customary industry practices; other than normal production of the reserves and intervening market commodity price fluctuations, the Issuer is not aware of any facts or circumstances that would result in a material adverse change in the reserves, or the present value of future net cash flows therefrom, as described in the Registration Statement, the Prospectus and the Disclosure Package and as reflected in the Issuer Reserve Reports; estimates of such reserves and present values as described in the Registration Statement, the Prospectus and the Disclosure Package and reflected in the Issuer Reserve Reports comply in all material respects with the applicable requirements of Regulation S-X and Industry Guide 2 under the Securities Act.
     (dd) DeGolyer & MacNaughton, whose reports are referenced in the Registration Statement, the Prospectus and the Disclosure Package and who has delivered the letter referred to in Section 6(n) hereof, was, as of the date of such reports, and is, as of the date hereof, an independent reserve engineer with respect to the Issuer and PetroEdge Resources (WV) LLC, a Delaware limited liability company (“PetroEdge”); and information underlying the estimates of the reserves of PetroEdge, which were supplied by PetroEdge to DeGolyer & MacNaughton for the purposes of preparing the reserve reports of PetroEdge referenced in the Prospectus (the “PetroEdge Reserve Reports”), including, without limitation, production volumes, sale prices for production, contractual pricing provisions under oil or gas sales or marketing contracts or under hedging arrangements, costs of operations and development and working interest and net revenue information relating to PetroEdge’s direct or indirect ownership interests in the oil and gas properties of PetroEdge and its subsidiaries, was true and correct in all material respects on the dates such estimates were made and such information was supplied and was prepared in accordance with customary industry practices; other than normal production of the reserves and intervening market commodity price fluctuations, the Issuer is not aware of any facts or circumstances that would result in a material adverse change in the reserves, or the present value of future net cash flows therefrom, as described in the Registration Statement, the Prospectus and the Disclosure Package and as reflected in the PetroEdge Reserve Reports; estimates of such reserves and present values as described in the Registration Statement, the Prospectus and the Disclosure Package and reflected in the PetroEdge Reserve Reports comply in all material respects with the applicable requirements of Regulation S-X and Industry Guide 2 under the Securities Act.
     (ee) The Issuer and its Subsidiaries maintain insurance covering their properties, operations, personnel and businesses, against such losses and risks and in such amounts as is commercially reasonable for the conduct of their respective businesses and the value of their respective properties. Neither the Issuer nor any of its Subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance (including after giving effect to the consummation of the transactions contemplated by the PetroEdge Agreement), and all such insurance is outstanding and duly in force on the date hereof.
     (ff) Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Issuer of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Issuer (except such additional steps as may be necessary to qualify the Shares for public offering by the Underwriters under the state securities or blue sky laws and except for the filing of any issuer information contained in any Offering Participant Free Writing Prospectus) has been obtained or made and is in full force and effect, except as would not have a Material Adverse Effect.
     (gg) To the knowledge of the Issuer, there are no affiliations or associations between any member of the Financial Industry Regulatory Authority (the “FINRA”) and any of the Issuer’s officers or directors or the Issuer’s 5% or greater security holders, except as set forth in the Registration Statement, the Prospectus and the Disclosure Package.
     (hh) Except as described in the Registration Statement, the Prospectus and the Disclosure Package, each of the Issuer and each of its Subsidiaries (i) is in compliance with applicable federal, state and local laws and regulations relating to the prevention of pollution or the protection human health and safety and the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) (“Environmental Laws”), (ii) has received all permits required of it under applicable Environmental Laws to conduct its business, (iii) is in compliance with all terms and conditions of any such permit and (iv) does not have any liability in connection with the release into the environment of any Hazardous Material, except where such noncompliance with Environmental Laws, failure to receive required permits, failure to comply with the terms and conditions of such permits or liability in connection with such releases would not, individually or in the aggregate, have a Material Adverse Effect. The term “Hazardous Material” means (A) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any applicable Environmental Law. Except as set forth in the Registration Statement, the Prospectus or the Disclosure Package, to the knowledge of the Issuer, neither the Issuer nor any of its Subsidiaries has been notified that it is currently named as a “potentially responsible party” by the United States Environmental Protection Agency under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (“CERCLA”) and, to the knowledge of the Issuer, neither the Issuer nor any of its Subsidiaries has been notified that it will be named as a “potentially responsible party” by the United States Environmental Protection Agency under CERCLA with respect to any of the properties being acquired as part of the PetroEdge Agreement.
     (ii) In the ordinary course of its business, the Issuer periodically reviews the effect of Environmental Laws on the business, operations and properties of the Issuer and its Subsidiaries, in the course of which the Issuer identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Issuer has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.
     (jj) The Issuer is not and, after giving effect to the offering and sale of the Shares and the application of proceeds thereof as described in the Prospectus and the Disclosure Package, will not be an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “1940 Act”).
     (kk) The principal executive officer and principal financial officer of the Issuer have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) or any related rules and regulations promulgated by the Commission, and the statements contained in any such certifications are true and correct in all material respects. The Issuer maintains “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act), and such controls and procedures are designed (i) to ensure that information required to be disclosed by the Issuer in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and (ii) to ensure that information required to be disclosed by the Issuer in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Issuer’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Issuer does not have any material weaknesses in internal controls, and there has been no material fraud that involves management or other employees who have a significant role in the Issuer’s internal controls. The Issuer is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated by the Commission. The Issuer’s auditors and the Audit Committee of the Board of Directors of the Issuer have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Issuer’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Issuer’s internal controls over financial reporting.
     (ll) The Issuer and its Subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (mm) The Issuer or any other person associated with or acting on behalf of the Issuer including, without limitation, any director, officer, agent or employee of the Issuer or any of its Subsidiaries, has not, during the past five years, directly or indirectly, while acting on behalf of the Issuer or any of its Subsidiaries (i) used any corporate, limited liability company or partnership funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate, limited liability company or partnership funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.
     (nn) The operations of the Issuer and its Subsidiaries are and have been conducted at all times in substantial compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Issuer or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Issuer, threatened.
     (oo) None of the Issuer, any of its Subsidiaries or, to the knowledge of the Issuer, any director, officer, agent, employee or Affiliate of the Issuer or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Issuer will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
     (pp) Neither the Issuer nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Issuer or any of its Subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.
     (qq) Except as described in the Prospectus and the Disclosure Package or in the documents incorporated by reference into the Prospectus and the Disclosure Package, the Issuer has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.
     (rr) All statistical, industry-related or market-related data included in the Registration Statement, the Prospectus and the Disclosure Package, if any, are based on or derived from sources that the Issuer reasonably and in good faith believes to be reliable and accurate, and the Issuer has obtained the written consent to the use of such data from such sources to the extent required.
     (ss) On the Closing Date and each Option Closing Date, the Issuer and each of its Subsidiaries will be in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Issuer or any of its Subsidiaries would have any liability, excluding any reportable event for which a waiver could apply; neither the Issuer nor any of its Subsidiaries (after giving effect to the transactions contemplated by the PetroEdge Agreement) expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder. Neither the Issuer nor any of its Subsidiaries maintains a “defined benefit plan” (within the meaning of Section 3(35) of ERISA) or a pension plan that is subject to Title IV of ERISA.

     (tt) Except as disclosed in the Registration Statement, the Prospectus and the Disclosure Package, the neither the Issuer nor any of its Subsidiaries (i) has any material lending or other relationship with any bank or lending affiliate of any of the Underwriters and (ii) does not intend to use any of the proceeds from the sale of the Shares hereunder to repay any outstanding debt owed to any affiliate of the Underwriters.
     (uu) Each of the Issuer, its directors and officers has not distributed and will not distribute prior to the later of (i) the Closing Date or the Option Closing Date, as applicable, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than the Prospectus, the items included in the Disclosure Package, the Registration Statement, any Issuer Free Writing Prospectus to which the Representative has consented, and other materials, if any, permitted by the Securities Act, including Rule 134 of the Rules and Regulations.
2. Purchase, Sale and Delivery of the Firm Securities.
     (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Issuer agrees to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $9.69 per share, the number of Firm Securities set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with Section 9 hereof.
     (b) Payment for the Firm Securities to be sold hereunder is to be made by wire transfer of immediately available funds to the order of the Issuer against delivery of the Firm Securities in book-entry form to the Representative through the facilities of The Depository Trust Company, New York, New York for the several accounts of the Underwriters. Such payment and delivery are to be made at or prior to 9:00 a.m., Central Standard Time, on the third business day after the date of this Agreement or at such other time and date not later than five business days thereafter as the Representative and the Issuer shall agree upon, such time and date being herein referred to as the “Closing Date.” As used herein, “business day” means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed. Electronic transfer of the Firm Securities shall be made to the Representative at the time of delivery in such names and in such denominations as the Representative shall specify to the Issuer. Deliveries of the documents described in Section 6 hereof with respect to the purchase of the Firm Securities shall be made at the offices of RBC, at or prior to 9:00 a.m., Central Standard Time, on the Closing Date.
     (c) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Issuer hereby grants an option to the several Underwriters to purchase the Option Securities at the price per share as set forth in the first paragraph of this Section. The option granted hereby may be exercised in whole or in part by giving written notice (i) at any time before the Closing Date and (ii) only once thereafter within 30 days after the date of this Agreement, by the Representative to the Issuer setting forth the number of Option Securities as to which the several Underwriters are exercising the option, the names and denominations in which the Option Securities are to be registered and the time and date at which such certificates are to be delivered. The time and date at which certificates for Option Securities are to be delivered shall be determined by the Representative but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the “Option Closing Date”). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option Securities to be purchased by each Underwriter shall be in the same proportion to the total number of Option Securities being purchased as the number of Firm Securities being purchased by such Underwriter bears to the total number of Firm Securities, adjusted by the Representative in such manner as to avoid fractional shares. The option with respect to the Option Securities granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Securities by the Underwriters. The Representative may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Issuer. To the extent, if any, that the option is exercised, payment for and delivery of the Option Securities and delivery of the documents described in Section 6 hereof shall be made in the same manner as in the case of the Firm Securities.
3. Offering by the Underwriters.
     It is understood that the several Underwriters are to make a public offering of the Firm Securities as soon as the Representative deems it advisable to do so. The Firm Securities are to be offered to the public at the public offering price set forth in the Disclosure Package and the Prospectus Supplement. To the extent, if at all, that any Option Securities are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms.
     It is further understood that RBC will act as the Representative for the Underwriters in the offering and sale of the Shares in accordance with a Master Agreement Among Underwriters entered into by RBC and the several other Underwriters.
4. Covenants.
     (a) The Issuer covenants and agrees with the several Underwriters that it will (i) prepare and file the Prospectus Supplement with the Commission pursuant to Rule 424(b), (ii) not file any amendment to the Registration Statement or supplement to the Prospectus or any Issuer Free Writing Prospectus of which the Representative shall not previously have been advised and furnished with a copy or to which the Representative shall have reasonably objected in writing or which is not in compliance, in all material respects, with the Rules and Regulations; and (iii) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Issuer with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Shares by the Underwriters.

     (b) The Issuer has not distributed, and without the prior consent of the Representative it will not distribute, any prospectus or other offering material (including, without limitation, any offer relating to the Shares that would constitute a Free Writing Prospectus and content on the Issuer’s website that may be deemed to be a prospectus or other offering material) in connection with the offering and sale of the Shares, other than the materials referred to in Section 1(a). Each Underwriter represents and agrees that it has not made and, without the prior consent of the Issuer and the Representative, it will not make, any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus, an Offering Participant Free Writing Prospectus or otherwise constitute a free writing prospectus as defined in Rule 405 under the Securities Act. Any such Issuer Free Writing Prospectus the use of which has been consented to by the Issuer and the Representative is listed on Schedule II hereto. The Issuer has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending, and each Underwriter has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Offering Participant Free Writing Prospectus, including timely filing with the Commission or retention where required and legending. The Issuer represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show. The Issuer agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, the Issuer will give prompt notice thereof to the Representative and, if requested by the Representative, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this covenant shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Issuer by an Underwriter through the Representative expressly for use therein.
     (c) The Issuer will advise the Representative promptly (i) when any post-effective amendment to the Registration Statement shall have become effective; (ii) of receipt of any comments from the Commission; (iii) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information; and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose. The Issuer will use its commercially reasonable efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.
     (d) The Issuer will cooperate with the Representative in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Representative may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Issuer shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent or subject itself to taxation as doing business in any jurisdiction or qualify as a dealer of securities in any jurisdiction. The Issuer will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representative may reasonably request for distribution of the Shares.
     (e) The Issuer will deliver to, or upon the order of, the Representative during the period when delivery of a Prospectus is required under the Securities Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representative may reasonably request. The Issuer will deliver to the Representative at or before the Closing Date, signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith (provided that availability of the Registration Statement and each amendment on EDGAR shall constitute delivery so long as the EDGAR copy is substantially identical except as permitted by Regulation S-T).
     (f) The Issuer will comply with the Securities Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Issuer or in the reasonable opinion of the Underwriters, the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with the Securities Act or the Rules and Regulations, the Issuer promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus.
     (g) The Issuer will make generally available to its security holders and the Representative, as soon as it is practicable to do so, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the date that the Prospectus Supplement is filed pursuant to Rule 424(b) under the Securities Act, an earning statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earning statement shall satisfy the requirements of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.
     (h) The Issuer covenants and agrees that it will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement or amendment to a registration statement under the Securities Act relating to, any shares of its common stock or securities convertible into or exchangeable or exercisable for any shares of its common stock, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing for a period of 90 days after the date of this Agreement, directly or indirectly, otherwise than hereunder or with the prior written consent of the Representative, provided, that this provision will not restrict the Issuer from (i) issuances pursuant to the exercise of options outstanding on the date hereof, (ii) grants of employee stock options and restricted stock and other securities issuances pursuant to the terms of a plan in effect on the date hereof, (iii) issuances pursuant to the exercise of such options, (iv) issuances to our employees under the terms of the employee stock purchase plan in effect on the date hereof, (v) issuances pursuant to our 401(k) plan, (vi) issuances to directors pursuant to the incentive plan in effect on the date hereof, (vii) the filing of registration statements on Form S-8 and amendments thereto in connection with those securities and plans, and (viii) the taking any of the foregoing actions in connection with the issuance of shares or other securities in connection with acquisitions and private placements by us.
     (i) The Issuer will use its reasonable best efforts to list, subject to notice of issuance, the Shares on The Nasdaq Global Market.
     (j) The Issuer shall apply the net proceeds of its sale of the Shares as described under the heading “Use of Proceeds” in the Prospectus and the Disclosure Package.
     (k) The Issuer shall not invest, or otherwise use the proceeds received by the Issuer from its sale of the Shares in such a manner as would require the Issuer or any of the Subsidiaries to register as an investment company under the 1940 Act.
     (l) The Issuer will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Issuer, a registrar for the Common Stock.
     (m) The Issuer will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in stabilization or manipulation of the price of the Shares.
     (n) The Issuer will promptly (but in no event later than 24 hours) notify the Representative if it becomes aware of any fact or circumstance that might materially impair the ability or likelihood of the transactions provided for in the PetroEdge Agreement to be consummated on or before July 11, 2008 in accordance with the terms thereof. The Issuer shall not materially amend, modify, supplement or waive any provision of the PetroEdge Agreement without the prior written consent of the Representative, such consent not to be unreasonably withheld.
5. Costs and Expenses.
     The Issuer will bear and pay the costs and expenses incident to the registration of the Shares and public offering thereof, including, without limitation, (a) all expenses (including transfer taxes) incurred in connection with the delivery to the Underwriters of the Shares, the filing fees of the Commission, the fees and expenses of the Issuer’s counsel and accountants, (b) the preparation, printing, filing, delivery and shipping of the Registration Statement, each Preliminary Prospectus, the Prospectus, the Disclosure Package, each Issuer Free Writing Prospectus and any amendments or supplements thereto and the printing, delivery and shipping of this Agreement and other underwriting documents, including the Master Agreement Among Underwriters, the Selected Dealer Agreement, Underwriters’ Questionnaires and Powers of Attorney and Blue Sky Memoranda, and any instruments or documents related to any of the foregoing, (c) the furnishing of copies of such documents to the Underwriters, (d) the registration or qualification of the Shares for offering and sale under the securities laws of the various states, including the reasonable fees and disbursements of counsel to the Underwriters relating to such registration or qualification and in connection with preparing any Blue Sky Memoranda or related analysis, (e) the filing fees of the FINRA (if any) and reasonable fees and disbursements of counsel to the Underwriters relating to any review of the offering by the FINRA, (f) all printing and engraving costs related to preparation of the certificates for the Shares, including transfer agent and registrar fees in connection with the issuance of the Shares, (g) all fees and expenses relating to the authorization of the Shares for trading on the Nasdaq Global Market, (h) all travel expenses, including air fare and accommodation expenses, of representatives of the Issuer in connection with the offering of the Shares, and (i) all of the other costs and expenses incident to the performance by the Issuer of the registration and offering of the Shares; provided, that (except as otherwise provided in this Section 5) the Underwriters will bear and pay all of their own costs and expenses, including the fees and expenses of the Underwriters’ counsel, the Underwriters’ transportation expenses and any advertising costs and expenses incurred by the Underwriters incident to the public offering of the Shares.
     If this Agreement is terminated by the Representative in accordance with the provisions of Section 11(a) (other than pursuant to Sections 6(h)(i), (iii), (iv) or (v)), the Issuer shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel to the Underwriters.
6. Conditions of Obligations of the Underwriters.
     The obligations of the several Underwriters to purchase and pay for the Shares, as provided herein, shall be subject to the accuracy, as of the date hereof and as of the Closing Date (and, if applicable, each Option Closing Date), of the representations and warranties of the Issuer contained herein, to the performance by the Issuer of its covenants and obligations hereunder, and to the following additional conditions:
     (a) The Registration Statement and all post-effective amendments thereto shall have become effective not later than the Applicable Time. All filings required by Rule 424 and Rule 430B shall have been made. No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Issuer or any Underwriter, threatened or contemplated by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement, the Prospectus or the Disclosure Package or otherwise) shall have been complied with to the reasonable satisfaction of the Representative.
     (b) No Underwriter shall have advised the Issuer on or prior to the Closing Date (and, if applicable, each Option Closing Date), that the Registration Statement, the Prospectus or the

Disclosure Package or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of the Underwriters (upon the advice of counsel) is material, or omits to state a fact which, in the opinion of the Underwriters (upon the advice of counsel) is material and is required to be stated therein or is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (c) On the Closing Date (and, if applicable, each Option Closing Date), the Representative shall have received the opinion of Stinson Morrison Hecker LLP, counsel for the Issuer, addressed to it and dated the Closing Date (and, if applicable, each Option Closing Date), in form and substance reasonably satisfactory to the Representative, to the effect set forth on Exhibit C hereto.
     (d) On the Closing Date (and, if applicable, each Option Closing Date), the Representative shall have received the opinion of Brownstein Hyatt Farber Schreck, LLP, special Nevada counsel for the Issuer, addressed to it and dated the Closing Date (and, if applicable, each Option Closing Date), in form and substance reasonably satisfactory to the Representative, to the effect set forth on Exhibit D hereto.
     (e) The Representative shall have received on the Closing Date (and, if applicable, each Option Closing Date), from Fulbright & Jaworski L.L.P., counsel to the Underwriters, such opinion or opinions, dated the Closing Date (and, if applicable, each Option Closing Date) with respect to such matters as the Representative may reasonably require; and the Issuer shall have furnished to such counsel such documents as they reasonably request for the purposes of enabling them to review or pass on the matters referred to in this Section 6 and in order to evidence the accuracy, completeness and satisfaction of the representations, warranties and conditions herein contained.
     (f) The Representative shall have received letters addressed to the Underwriters and dated the date hereof and the Closing Date or each Option Closing Date, as the case may be, from the firm of Murrell, Hall, McIntosh & Co., independent certified public accountants, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and the Exchange Act, adopted by the Commission and the Public Company Accounting Oversight Board (United States), and that they have performed a review of the unaudited interim financial information made available by the Issuer for the three-month period ended March 31, 2008 and as of March 31, 2008, in accordance with Statement on Auditing Standards No. 100 and (ii) stating, as of the date thereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Registration Statement, the Disclosure Package and the Prospectus, as of a date not more than five days prior to the date thereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.
     (g) Subsequent to the Applicable Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus

(exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Issuer taken as a whole or of PetroEdge, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Registration Statement, the Prospectus and the Disclosure Package the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Registration Statement (exclusive of any amendment thereof), the Prospectus and the Disclosure Package (exclusive of any amendment or supplement thereto).
     (h) There shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Nasdaq Global Market, or the establishing on such market by the Commission or by such market of minimum or maximum prices which are not in force and effect on the date hereof; (ii) a suspension or material limitation in trading in the Issuer’s securities on the Nasdaq Global Market or the establishing on such market by the Commission or by such market of minimum or maximum prices which are not in force and effect on the date hereof; (iii) a general moratorium on commercial banking activities declared by either federal or applicable state authorities; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, which in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares in the manner contemplated in the Registration Statement, the Prospectus and the Disclosure Package; or (v) any calamity or crisis, change in national, international or world affairs, act of God, change in the international or domestic markets, or change in the existing financial, political or economic conditions in the United States or elsewhere, the effect of which on the financial markets of the United States is such as to make it in the judgment of the Underwriters impracticable or inadvisable to proceed with the public offering or the delivery of the Shares in the manner contemplated in the Registration Statement, the Prospectus and the Disclosure Package.
     (i) On the Closing Date (and, if applicable, each Option Closing Date) there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any Material Adverse Effect, and on the Closing Date (and if applicable, each Option Closing Date) the Representative shall have received certificates, dated the Closing Date (and, if applicable, each Option Closing Date) and signed by chief executive officer and the chief financial officer, in their capacities as such, of the Issuer, to the effect that:
          (i) they have examined the Registration Statement, the Prospectus and the Disclosure Package, and any amendment or supplement thereto, as well as each electronic roadshow used in connection with the offering of the Shares and (A) nothing has come to their attention that would lead them to believe that, as of the Effective Date, the Registration

Statement included any untrue statement of a material fact or omitted to state material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and as of its issue date and as of the Closing Date (and, if applicable, each Option Closing Date), the Registration Statement, the Prospectus, the Disclosure Package and any amendment or supplement thereto, as well as each electronic roadshow used in connection with the offering of Shares included any untrue statement of a material fact or omitted to state material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) since the Effective Date, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement, the Prospectus or the Disclosure Package which has not been so set forth;
          (ii) since the date of the most recent financial statements included in the Registration Statement, the Prospectus and the Disclosure Package, there has been no Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the Prospectus and the Disclosure Package;
          (iii) all representations and warranties made herein by the Issuer are true and correct as of the Closing Date (or, if applicable, each Option Closing Date), with the same effect as if made on the Closing Date (or, if applicable, each Option Closing Date); and all agreements and conditions herein to be performed or complied with by the Issuer on or prior to the Closing Date (or, if applicable, each Option Closing Date) have been duly performed and complied with by the Issuer;
          (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of such officers, threatened by the Commission; and
          (v) the PetroEdge Agreement is in full force and effect, as described in the Registration Statement, the Disclosure Package and the Prospectus, without modification, change or waiver, except for such modifications, changes or waivers as have been specifically identified to the Representative and which, in the judgment of the Representative, do not make it impracticable or inadvisable to proceed with the offering and delivery of the Shares on the Closing Date on the terms and in the manner contemplated in the Registration Statement, the Prospectus and the Disclosure Package.
     (j) The Issuer shall not have failed, refused, or been unable, at or prior to the Closing Date (and, if applicable, each Option Closing Date) to have performed any agreement on its part required to be performed hereby, or any of the conditions herein contained and required to be performed or satisfied by it at or prior to such Closing Date (or, if applicable, each Option Closing Date).

     (k) The Issuer shall have furnished to the Underwriters at the Closing Date (and, if applicable, each Option Closing Date) such further information, opinions, certificates and documents as the Representative may have reasonably requested.
     (l) The Firm Securities and the Option Securities, if any, shall have been approved for designation upon notice of issuance on the Nasdaq Global Market, and satisfactory evidence of such approval shall have been provided to the Representative.
     (m) The Representative shall have received duly and validly executed Lockup Agreements described in Exhibit B and such agreements shall be in full force and effect.
     (n) At the Applicable Time, the Representative shall have received from each of Cawley, Gillespie & Associates, Inc. and DeGolyer and MacNaughton a letter, in form and substance reasonably satisfactory to the Representative, addressed to the Representative and dated the date hereof, stating the conclusions and findings of such firm with respect to the Issuer’s oil and gas reserves in the case of Cawley, Gillespie & Associates, Inc. and PetroEdge’s oil and gas reserves in the case of DeGolyer and MacNaughton as is customary to underwriters in connection with registered public offerings.
     (o) With respect to the letters of Cawley, Gillespie & Associates, Inc. and DeGolyer and MacNaughton referred to in the preceding paragraph and delivered to the Representative concurrently with the execution of this Agreement, the Issuer shall have furnished to the Representative a letter of each such reserve engineers, addressed to the Representative and dated the Closing Date (and, if applicable, each Option Closing Date) confirming in all material respects covering the matters in the letters referred to in the preceding paragraph.
     All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Representative and to Fulbright & Jaworski L.L.P., counsel for the several Underwriters. The Issuer will furnish the Representative with such signed and conformed copies of such opinions, certificates, letters and documents as they may request.
     If any of the conditions hereinabove provided for in this Section shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representative.
     In such event, the Issuer and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).
7. Conditions of the Obligations of the Issuer.
     The obligations of the Issuer to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, if any, no stop order suspending the effectiveness of the

Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.
8. Indemnification.
     (a) The Issuer agrees:
          (i) to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) (other than any “issuer information” contained in any Offering Participant Free Writing Prospectus) or (C) any “issuer information” contained in any “road show” (each as defined in Rule 433 of the Rules and Regulations) not constituting an Issuer Free Writing Prospectus (such information, a “Non-Prospectus Road Show”) or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Issuer will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, any Issuer Free Writing Prospectus or issuer information filed or required to be filed pursuant to Rule 433(d) under the Securities Act or any Non-Prospectus Road Show in reliance upon and in conformity with written information furnished to the Issuer by or through the Representative specifically for use in the preparation thereof, such information being listed in Section 13 below.
          (ii) to reimburse each Underwriter and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto.
     (b) Each Underwriter severally and not jointly will indemnify and hold harmless the Issuer, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Issuer within the meaning of Section 15 of the Securities

Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Issuer or any such director, officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any Offering Participant Free Writing Prospectus, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and upon demand will reimburse any legal or other expenses reasonably incurred by the Issuer or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any Offering Participant Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Issuer by or through the Representative specifically for use in the preparation thereof, such information being listed in Section 13 below.
     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing. No indemnification provided for in Section 8(a) or (b) shall be available to any party who shall fail to give notice as provided in this Subsection if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding, and shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party shall have reasonably concluded that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel reasonably acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action.
     It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by the Representative in the case of parties indemnified pursuant to Section 8(a) and by the Issuer in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff (other than a final judgment entered into pursuant to a settlement as to which the indemnifying party did not consent), the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.
     (d) If the indemnification provided for in this Section is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Issuer on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuer on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Issuer on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuer bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) The Issuer and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Subsection were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Subsection. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Subsection shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the shares underwritten by it and distributed to the public were offered to the public exceeds the amount of damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8(e), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Issuer, each officer of the Issuer who signed the Registration Statement, and each person, if any, who controls the Issuer within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Issuer. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8(e), notify in writing such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 8(e) or otherwise. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriters’ obligations in this Subsection to contribute are several in proportion to their respective underwriting obligations and not joint.
     (f) The indemnity and contribution agreements contained in this Section and the representations and warranties of the Issuer set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Issuer, its directors or officers or any persons controlling the Issuer, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or to the Issuer, its directors or officers, or any person controlling the Issuer, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section.
9. Default by Underwriters.
     If on the Closing Date or the Option Closing Date, if any, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Issuer), RBC, as the Representative of the Underwriters, shall use its reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Issuer such amounts as may be agreed upon and upon the terms set forth herein, the Firm Securities or Option Securities, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase. If, however, the Representative shall not have completed such arrangements within such 36-hour period, then the Issuer shall be entitled to a further period of 36 hours within which to procure another party or other parties reasonably satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms. After giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative and the Issuer as provided above, if during such period the Representative or the Issuer shall not have procured such other Underwriters, or any others, to purchase the Firm Securities or Option Securities, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Firm Securities or Option Securities, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Securities or Option Securities, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Securities or Option Securities, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Firm Securities or Option Securities, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Securities or Option Securities, as the case may be, covered hereby, the Issuer or RBC will have the right to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Issuer except to the extent provided in Section 5 and 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section, the Closing Date or Option Closing Date, if any, may be postponed for such period, not exceeding seven days, as RBC, as the Representative, or the Issuer may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected; provided, that RBC, as the Representative, and the Issuer shall endeavor to keep such postponement period as short as reasonably practicable. The term “Underwriter” includes any person substituted for a defaulting Underwriter. Any action taken under this Section shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
10. Notices.
     All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, or faxed and confirmed as follows:

if to the Underwriters, to	RBC Capital Markets Corporation
c/o RBC Capital Markets
One Liberty Plaza, 165 Broadway
New York, NY 10006-1404
Attention: Joe Morea
Syndicate Director
Fax: (212) 428-6260

     with a copy (which shall not constitute notice) to:

Fulbright & Jaworski L.L.P.
1301 McKinney, Suite 5100
Houston, Texas 77010
Attention: Charles L. Strauss
Fax: (713) 651-5246

if to the Issuer, to	Quest Resource Corporation
Oklahoma Tower
210 Park Avenue
Oklahoma City, Oklahoma
Attention: Jerry Cash
Chief Executive Officer Fax: (405) 840-9897

with a copy to	Stinson Morrison Hecker LLP
1201 Walnut, Suite 2900
Kansas City, Missouri 64106
Attention: Pat Respeliers
Fax: (816) 412-8174
11. Termination.
     (a) This Agreement may be terminated by the Representative at any time (i) at or prior to the Closing Date by notice to the Issuer if any condition specified in Section 6 hereof shall not have been satisfied on or prior to the Closing Date or (ii) as provided in Section 9 of this Agreement. Any such termination shall be without liability of any party to any other party except as provided in Sections 5 and 8 hereof.
     (b) This Agreement also may be terminated by the Representative, by notice to the Issuer, as to any obligation of the Underwriters to purchase the Option Shares, if any condition specified in Section 6 hereof shall not have been satisfied at or prior to any Option Closing Date or as provided in Section 9 of this Agreement.
     If the Representative terminates this Agreement as provided in Sections 11(a) or 11(b), it shall notify the Issuer by telephone or facsimile transmission, confirmed by letter.
12. Successors.
     This Agreement has been and is made solely for the benefit of the Issuer and Underwriters and their respective successors and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign merely because of such purchase.
13. Information Provided by Underwriters.
     The Issuer and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Issuer for inclusion in the Prospectus, any Issuer Free Writing Prospectus or the Registration Statement consists of the information contained in (a) the last sentence of the cover page of the Preliminary Prospectus and the Prospectus (regarding the date of delivery of shares of common stock in book-entry form), (b) the fourth, sixteenth, seventeenth, eighteenth and nineteenth paragraphs under the caption “Underwriting” of the Preliminary Prospectus, the Prospectus and, (c) with respect to each Underwriter, severally but not jointly, any information contained in any Offering Participant Free Writing Prospectus distributed or otherwise used in connection with the offering of the Shares by that Underwriter.
14. Research Independence.
     In addition, the Issuer acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold and make statements or investment recommendations and/or publish research reports with respect to the Issuer and/or the offering that differ from the views of its investment bankers. The Issuer hereby waives and releases, to the fullest extent permitted by law, any claims that the Issuer may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Issuer by such Underwriters’ investment banking divisions. The Issuer acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short position in debt or equity securities of the companies which may be the subject to the transactions contemplated by this Agreement.
15. No Fiduciary Duty.
     Notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the underwriters, the Issuer acknowledges and agrees that:
     (a) nothing herein shall create a fiduciary or agency relationship between the Issuer and the Underwriters;
     (b) the Underwriters are not acting as advisors, expert or otherwise, to the Issuer in connection with this offering, sale of the Shares or any other services the Underwriters may be deemed to be providing hereunder, including, without limitation, with respect to the public offering price of the Shares;

     (c) the relationship between the Issuer and the Underwriters is entirely and solely commercial, based on arms-length negotiations;
     (d) any duties and obligations that the Underwriters may have to the Issuer shall be limited to those duties and obligations specifically stated herein; and
     (e) notwithstanding anything in this Agreement to the contrary, the Issuer acknowledges that the Underwriters may have financial interests in the success of the offering that are not limited to the difference between the price to the public and the purchase price paid to the Issuer by the Underwriters for the Shares and the Underwriters have no obligation to disclose, or account to the Issuer for, any of such additional financial interests.
     The Issuer hereby waives and releases, to the fullest extent permitted by law, any claims that the Issuer may have against the Underwriters with respect to any breach or alleged breach of fiduciary duty in connection with the offering of the Shares.
16. Miscellaneous.
     The respective representations, warranties, agreements and statements of the Issuer and the Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain operative and in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, the Issuer or any of their officers, directors or any controlling persons and shall survive delivery of and payment for the Shares hereunder.
     This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
     This Agreement, together with all other written agreements of the parties executed on the date hereof in connection with the offering of the Shares, constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.
     This Agreement may only be amended or modified in writing, signed by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.
[Remainder of page intentionally blank]

     If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Issuer and the several Underwriters in accordance with its terms.

Very truly yours, QUEST RESOURCE CORPORATION
By:	/s/ Jerry Cash
	Name:	Jerry Cash
	Title:	Chief Executive Officer

The foregoing Underwriting Agreement is hereby confirmed
and accepted as of the date first above written.
RBC CAPITAL MARKETS CORPORATION
For Itself and as the Representative of
the several Underwriters listed on Schedule I
RBC Capital Markets Corporation

By:	/s/ Joseph L. Morea
	Name:	Joseph L. Morea
	Title:	Managing Director

Schedule I
Schedule of Underwriters

Number of Firm Securities
Underwriter	to be Purchased
RBC Capital Markets Corporation	3,080,000
KeyBanc Capital Markets Inc.	3,080,000
Johnson Rice & Company L.L.C.	880,000
Stifel, Nicolaus & Company, Incorporated	880,000
Friedman, Billings, Ramsey & Co., Inc.	440,000
Wells Fargo Securities, LLC	440,000

Total	8,800,000

Schedule I

Schedule II
None.
Schedule II

Schedule III
Terms to be Conveyed Orally
1. Number of shares offered: 8,800,000
2. Price to public: $10.25 per share
Similar terms with respect to any exercise of the Underwriters’ over-allotment option.
Schedule III

Exhibit A
List of Subsidiaries
The Issuer has the following subsidiaries:
Quest Midstream GP, LLC, a Delaware limited liability company
Quest Midstream Partners, L.P., a Delaware limited partnership
Quest Cherokee, LLC, a Delaware limited liability company
Bluestem Pipeline, LLC, a Delaware limited liability company
Quest Energy Service, LLC, a Kansas limited liability company
Quest Oil & Gas, LLC, a Kansas limited liability company
Quest Cherokee Oilfield Service, LLC, a Delaware limited liability company
Quest Mergersub, Inc., a Delaware corporation
Quest Kansas Pipeline, L.L.C., a Delaware limited liability company
Quest Kansas General Partner, L.L.C., a Delaware limited liability company
Quest Pipelines (KPC), a Kansas general partnership
Quest Energy Partners, L.P., a Delaware limited partnership
Quest Energy GP, LLC, a Delaware limited liability company
Quest Transmission Company, LLC, a Delaware limited liability company
Exhibit A

Exhibit B
Form of Lock-Up Letter Agreement
QUEST RESOURCE CORPORATION
Common Stock
($0.001 Par Value)
July 1, 2008
RBC Capital Markets Corporation
As the Representative of the several underwriters
One Liberty Plaza, 165 Broadway
New York, NY 10006-1404
Ladies and Gentlemen:
     This Lock-Up Letter Agreement is being delivered to you in connection with the Underwriting Agreement (the “Underwriting Agreement”) entered into by Quest Resource Corporation (the “Issuer”) and you, as the Representative of the several underwriters, with respect to the public offering (the “Offering”) of shares of Common Stock, par value $0.001 per share, of the Issuer (the “Common Stock”).
     The undersigned agrees that, for the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not, without your prior written consent, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any Common Stock of the Issuer or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) bona fide gifts, provided the recipient thereof agrees in writing with you to be bound by the terms of this Lock-Up Letter Agreement, or (b) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with you to be bound by the terms of this Lock-Up Letter Agreement. The undersigned further agrees that, during the Lock-Up Period, the undersigned will not, without your prior written consent, make any demand for, or exercise any right with respect to, the registration of Common Stock of the Issuer or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock.
Exhibit B-1

     The initial Lock-Up Period will commence on the date of this Lock-Up Letter Agreement and continue and include the date 90 days after the public offering date set forth on the final prospectus supplement used to sell the Common Stock (the “Public Offering Date”) pursuant to the Underwriting Agreement, to which you are or expect to become parties; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Issuer releases earnings results or material news or a material event relating to the Issuer occurs or (2) prior to the expiration of the initial Lock-Up Period, the Issuer announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless you waive, in writing, such extension.
     The undersigned hereby acknowledges and agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Letter Agreement during the period from the date of this Lock-Up Letter Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Issuer and will not consummate such transaction or take any such action unless it has received written confirmation from the Issuer that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.
     Notwithstanding anything to the contrary herein, the foregoing restrictions shall not apply to any transactions effected pursuant to a trading plan entered into by the undersigned pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, prior to the date hereof, and nothing herein shall prevent the undersigned from entering into one or more 10b5-1 trading plans or amending one or more existing 10b5-1 trading plans as long as there are no sales of the Company’s common stock under such plans during the Lock-Up Period.
     If (i) the Issuer notifies you in writing that it does not intend to proceed with the Offering, or (ii) for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), this Lock-Up Letter Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly,
Name:

Exhibit B-2

Exhibit C
FORM OF OPINION OF STINSON MORRISON HECKER LLP
     1. Quest Pipelines (KPC), a Kansas general partnership (“KPC”), is validly existing as a general partnership under the laws of the State of Kansas, and each of Quest Kansas and QKGP is a Delaware limited liability company, validly existing and in good standing under the laws of the State of Delaware. Each of the Subsidiaries, other than KPC, Quest Kansas and QKGP, has been duly incorporated or formed, as the case may be, and is validly existing as a corporation, limited partnership or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be. Each of the Subsidiaries has all corporate, limited partnership, general partnership or limited liability company, as applicable, power and authority necessary to own or lease its properties currently owned or leased or to be owned or leased at the Closing Date and each Option Closing Date, and to conduct its business as currently conducted or as to be conducted on the Closing Date and each Option Closing Date, in each case, as described in the Registration Statement, the Disclosure Package and the Prospectus. Each of the Issuer and each of its Subsidiaries other than KPC is duly registered or qualified to do business and is in good standing as a foreign corporation, foreign limited partnership or foreign limited liability company, as the case may be, in each jurisdiction set forth under its name on Annex I to such counsel’s opinion letter.
     2. The Issuer owns 100% of the issued and outstanding shares of the capital stock of Quest MergerSub, Inc., a Delaware corporation (“Quest Merger Sub”). All of such shares have been duly authorized, validly issued and are fully-paid and non-assessable, and the Issuer owns such interests free and clear of all Liens (except restrictions on transferability and other Liens described in the Registration Statement, the Disclosure Package or the Prospectus and Liens created by or arising under the Credit Agreement dated as of November 15, 2007 regarding a $50,000,000 senior credit facility provided by Royal Bank of Canada (“RBC”) to the Issuer (the “Issuer Senior Credit Agreement”)) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Nevada naming the Issuer as debtor is on file as of a recent date in the office of the Secretary of State of the State of Nevada, or (ii) otherwise known to such counsel, without independent investigation.
     3. The Issuer owns 100% of the issued and outstanding limited liability company interests in Quest Oil & Gas, LLC, a Kansas limited liability company (“QOG”). All of such limited liability company interests have been duly authorized and validly issued in accordance with the QOG LLC Agreement, and are fully paid (to the extent required under the QOG LLC Agreement,) and non-assessable (except as such non-assessability may be affected by Section 17-76, 110 of the Kansas LLC Act); and the Issuer owns such limited liability company interests free and clear of all Liens (except restrictions on transferability and other Liens described in the Registration Statement, the Disclosure Package, the Prospectus or the QOG LLC Agreement and Liens created by or arising under the Kansas LLC Act or the Issuer Senior Credit Agreement) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Nevada as naming the Issuer as

Exhibit C-1

debtor is on file as of a recent date in the office of the Secretary of State of the State of Nevada, or (ii) otherwise known to such counsel, without independent investigation.
     4. The Issuer owns 100% of the issued and outstanding limited liability company interests in Quest Energy Service, LLC, a Kansas limited liability company (“QES”). All of such limited liability company interests have been duly authorized and validly issued in accordance with the QES LLC Agreement, and are fully paid (to the extent required under the QES LLC Agreement,) and non-assessable (except as such non-assessability may be affected by Section 17-76, 110 of the Kansas LLC Act); and the Issuer owns such limited liability company interests free and clear of all Liens (except restrictions on transferability and other Liens described in the Registration Statement, the Disclosure Package, the Prospectus or the QES LLC Agreement and Liens created by or arising under the Kansas LLC Act or the Issuer Senior Credit Agreement) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Nevada naming the Issuer as debtor is on file as of a recent date in the office of the Secretary of State of the State of Nevada, or (ii) otherwise known to such counsel, without independent investigation.
     5. Quest Energy GP, LLC, a Delaware limited liability company (“Quest Energy GP”) has full limited liability company power and authority to act as general partner of Quest Energy Partners, L.P., a Delaware limited partnership (“Quest Energy”), as described in the Registration Statement, the Disclosure Package and the Prospectus.
     6. The Issuer owns all of the issued and outstanding limited liability company interests in Quest Energy GP. All of such interests have been duly authorized and validly issued in accordance with the Quest Energy GP LLC Agreement, and are fully paid (to the extent required under the Quest Energy GP LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act), and the Issuer owns such interests free and clear of all Liens (except restrictions on transferability and other Liens described in the Registration Statement, the Disclosure Package, the Prospectus or the Quest Energy GP LLC Agreement, Liens created by or arising under the Issuer Senior Credit Agreement and Liens created by or arising under the Delaware LLC Act) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Nevada naming the Issuer as debtor is on file as of a recent date in the office of the Secretary of State of the State of Nevada, or (ii) otherwise known to such counsel, without independent investigation.
     7. Quest Energy GP is the sole general partner of Quest Energy with a 2% general partner interest in Quest Energy, such general partner interest has been duly authorized and validly issued in accordance with the Quest Energy Partnership Agreement, and Quest Energy GP owns such general partner interest free and clear of all Liens (except restrictions on transferability and other Liens described in the Registration Statement, the Disclosure Package, the Prospectus or the Quest Energy Partnership Agreement and Liens created by or arising under the Delaware LP Act) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Quest Energy GP as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation.

Exhibit C-2

     8. The Issuer owns the Quest Energy Sponsor Units and Quest Energy GP owns 100% of the Quest Energy Incentive Distribution Rights; all of such Quest Energy Sponsor Units and Quest Energy Incentive Distribution Rights and the limited partner interests represented thereby have been duly and validly authorized and issued in accordance with the Quest Energy Partnership Agreement, and are fully paid (to the extent required under the Quest Energy Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act); and the Issuer owns the Quest Energy Sponsor Units and Quest Energy GP owns the Quest Energy Incentive Distribution Rights, in each case free and clear of all Liens (except restrictions on transferability and other Liens as described in the Registration Statement, the Disclosure Package, the Prospectus or the Quest Energy Partnership Agreement or Liens created by or arising under the Delaware LP Act or the Issuer Senior Credit Agreement (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Nevada naming the Issuer as debtor is on file as of a recent date in the office of the Secretary of State of the State of Nevada, (ii) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Quest Energy GP as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (iii) otherwise known to such counsel, without independent investigation.
     9. The issued and outstanding partnership interests of Quest Energy consist of 12,301,521 Common Units, 8,857,981 Subordinated Units and 431,827 General Partner Units and the Quest Energy Incentive Distribution Rights. Other than the Quest Energy Sponsor Units and the Quest Energy Incentive Distribution Rights, the only limited partner interests of Quest Energy issued and outstanding on the Closing Date are represented by 9,100,000 Common Units.
     10. Quest Energy owns 100% of the issued and outstanding limited liability company interests in Quest Cherokee LLC, a Delaware limited liability company (“Quest Cherokee”). All of such limited liability company interests have been duly authorized and validly issued in accordance with the Quest Cherokee LLC Agreement, and are fully paid (to the extent required under the Quest Cherokee LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and Quest Energy owns such limited liability company interests free and clear of all Liens (except restrictions on transferability and other Liens described in the Registration Statement, the Disclosure Package, the Prospectus or the Quest Cherokee LLC Agreement and Liens created by or arising under the Delaware LLC Act or the Amended and Restated Credit Agreement dated as of November 15, 2007 regarding a $250,000,000 senior credit facility provided by RBC to Quest Cherokee and the Issuer (the “Quest Cherokee Senior Credit Agreement”)) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Quest Energy as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware, or (ii) otherwise known to such counsel, without independent investigation.
     11. Quest Cherokee owns 100% of the issued and outstanding limited liability company interests in Quest Cherokee Oilfield Service, LLC, a Delaware limited liability company (“QCOS”). All of such limited liability company interests have been duly authorized and validly issued in accordance with the QCOS LLC Agreement, and are fully paid (to the extent required under the

Exhibit C-3

QCOS LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and Quest Cherokee owns such limited liability company interests free and clear of all Liens (except restrictions on transferability and other Liens described in the Registration Statement, the Disclosure Package, the Prospectus or the QCOS LLC Agreement and Liens created by or arising under the Delaware LLC Act or the Quest Cherokee Senior Credit Agreement) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Quest Cherokee as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware, or (ii) otherwise known to such counsel, without independent investigation.
     12. Quest Midstream GP, LLC, a Delaware limited liability company (“Quest Midstream GP”) has full limited liability company power and authority to act as general partner of Quest Midstream Partners, L.P., a Delaware limited partnership (“Quest Midstream”), as described in the Registration Statement, the Disclosure Package and the Prospectus.
     13. The Issuer owns 85% of the issued and outstanding limited liability company interests in Quest Midstream GP. All of such interests have been duly authorized and validly issued in accordance with the Quest Midstream GP LLC Agreement, and are fully paid (to the extent required under the Quest Midstream GP LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act), and the Issuer owns such interests free and clear of all Liens (except restrictions on transferability and other Liens described in the Registration Statement, the Disclosure Package, the Prospectus or the Quest Midstream GP LLC Agreement, Liens created by or arising under the Issuer Senior Credit Agreement or the Amended and Restated Investors’ Rights Agreement dated as of November 1, 2007 among Quest Midstream, Quest Midstream GP, the Issuer and certain investors (the “Investor Rights Agreement”) and Liens created by or arising under the Delaware LLC Act) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Nevada naming the Issuer as debtor is on file as of a recent date in the office of the Secretary of State of the State of Nevada, or (ii) otherwise known to such counsel, without independent investigation.
     14. The issued and outstanding limited liability company interests of Quest Midstream GP consist of 1,000 Member Interests. Other than the 850 Member Interests owned by the Issuer, the only limited liability company interests of Quest Midstream GP issued and outstanding on the Closing Date are represented by 150 Member Interests.
     15. Quest Midstream GP is the sole general partner of Quest Midstream with a 2% general partner interest in Quest Midstream, such general partner interest has been duly authorized and validly issued in accordance with the Quest Midstream Partnership Agreement, and Quest Midstream GP owns such general partner interest free and clear of all Liens (except restrictions on transferability and other Liens described in the Registration Statement, the Disclosure Package, the Prospectus or the Quest Midstream Partnership Agreement and Liens created by or arising under the Delaware LP Act) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Quest Midstream GP as debtor is on file as of a recent date in the

Exhibit C-4

office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation.
     16. The Issuer owns the Quest Midstream Sponsor Units and Quest Midstream GP owns 100% of the Quest Midstream Incentive Distribution Rights; all of such Quest Midstream Sponsor Units and Quest Midstream Incentive Distribution Rights and the limited partner interests represented thereby have been duly and validly authorized and issued in accordance with the Quest Midstream Partnership Agreement, and are fully paid (to the extent required under the Quest Midstream Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act); and the Issuer owns the Quest Midstream Sponsor Units and Quest Midstream GP owns the Quest Midstream Incentive Distribution Rights, in each case free and clear of all Liens (except restrictions on transferability and other Liens as described in the Registration Statement, the Disclosure Package, the Prospectus or the Quest Midstream Partnership Agreement or Liens created by or arising under the Delaware LP Act, the Issuer Senior Credit Agreement or the Investor Rights Agreement (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Nevada naming the Issuer as debtor is on file as of a recent date in the office of the Secretary of State of the State of Nevada, (ii) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Quest Midstream GP as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (iii) otherwise known to such counsel, without independent investigation.
     17. The issued and outstanding partnership interests of Quest Midstream consist of 8,614,866 Common Units, 35,134 Class A Subordinated Units, 4,900,000 Class B Subordinated Units and 276,531 General Partner Units and the Quest Midstream Incentive Distribution Rights. Other than the Quest Midstream Sponsor Units and the Quest Midstream Incentive Distribution Rights, the only limited partner interests of Quest Midstream issued and outstanding on the Closing Date are represented by 8,614,866 Common Units.
     18. Quest Midstream owns 100% of the issued and outstanding limited liability company interests in Quest Transmission Company, LLC, a Delaware limited liability company (“QTC”). All of such limited liability company interests have been duly authorized and validly issued in accordance with the QTC LLC Agreement, and are fully paid (to the extent required under the QTC LLC Agreement,) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and Quest Midstream owns such limited liability company interests free and clear of all Liens (except restrictions on transferability and other Liens described in the Registration Statement, the Disclosure Package, the Prospectus or the QTC LLC Agreement and Liens created by or arising under the Delaware LLC Act or the Amended and Restated Credit Agreement dated as of November 1, 2007 regarding a $135,000,000 senior credit facility provided by RBC to Quest Midstream and Bluestem (the “Bluestem/Midstream Credit Agreement”) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Quest Midstream as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware, or (ii) otherwise known to such counsel, without independent investigation.

Exhibit C-5

     19. Quest Midstream owns 100% of the issued and outstanding limited liability company interests in Bluestem Pipeline, LLC, a Delaware limited liability company (“Bluestem”). All of such limited liability company interests have been duly authorized and validly issued in accordance with the Bluestem LLC Agreement, and are fully paid (to the extent required under the Bluestem LLC Agreement,) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and Quest Midstream owns such limited liability company interests free and clear of all Liens (except restrictions on transferability and other Liens described in the Registration Statement, the Disclosure Package, the Prospectus or the Bluestem LLC Agreement and Liens created by or arising under the Delaware LLC Act or the Bluestem/Midstream Credit Agreement) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Quest Midstream as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware, or (ii) otherwise known to such counsel, without independent investigation.
     20. Quest Midstream owns 100% of the issued and outstanding limited liability company interests in Quest Kansas Pipeline, L.L.C., a Delaware limited liability company (“Quest Kansas”). Quest Midstream owns such limited liability company interests free and clear of all Liens (except restrictions on transferability and other Liens described in the Registration Statement, the Disclosure Package, the Prospectus or the Quest Kansas LLC Agreement and Liens created by or arising under the Delaware LLC Act or the Bluestem/Midstream Credit Agreement) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Quest Midstream as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware, or (ii) otherwise known to such counsel, without independent investigation.
     21. Quest Midstream owns 100% of the issued and outstanding limited liability company interests in Quest Kansas General Partner, L.L.C., a Delaware limited liability company (“QKGP”). Quest Midstream owns such limited liability company interests free and clear of all Liens (except restrictions on transferability and other Liens described in the Registration Statement, the Disclosure Package, the Prospectus or the QKGP LLC Agreement and Liens created by or arising under the Delaware LLC Act or the Bluestem/Midstream Credit Agreement) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Quest Midstream as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware, or (ii) otherwise known to such counsel, without independent investigation.
     22. Quest Kansas and QKGP each have full general partnership power and authority to act as general partner of KPC, as described in the Registration Statement, the Disclosure Package and the Prospectus. Quest Kansas and QKGP own 0.1% and 99.9%, respectively, of the issued and outstanding general partnership interests in KPC. Quest Kansas and QKGP own such interests free and clear of all Liens (except restrictions on transferability and other Liens described in the Registration Statement, the Disclosure Package, the Prospectus or the KPC Partnership Agreement, Liens created by or arising under the Bluestem/Midstream Credit Agreement and Liens created by or arising under the Kansas Uniform Partnership Act) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Quest Kansas as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware, (ii) in respect

Exhibit C-6

of which a financing statement under the Uniform Commercial Code of the State of Delaware naming QKGP as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (iii) otherwise known to such counsel, without independent investigation.
     23. Except as described in the Registration Statement, the Disclosure Package and the Prospectus, and except for restrictions on transferring pledged securities pursuant to the Issuer Senior Credit Agreement, the Bluestem/Midstream Credit Agreement and the Quest Cherokee Senior Credit Agreement, there are no options, warrants, preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any capital stock, partnership or limited liability company interests in the Issuer or any of its Subsidiaries pursuant to (i) any bylaws, partnership agreement, limited liability company agreement, certificate of incorporation, articles of incorporation, certificate of formation or other constituent document of any of the Subsidiaries or (ii) any other agreement or instrument listed as an exhibit to the Registration Statement to which the Issuer or any of its Subsidiaries is a party or by which any of them may be bound. To the knowledge of such counsel, neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Shares or other securities of the Issuer other than as described in the Disclosure Package or the Prospectus.
     24. None of the (i) the offering, issuance or sale by the Issuer of the Shares, (ii) the execution and delivery of this Agreement by the Issuer and the performance of its obligations hereunder or (iii) the consummation by the Issuer of the transactions contemplated hereby (A) conflicts or will conflict with or constitutes or will constitute a violation of the partnership agreement, limited liability company agreement, certificate of formation or other constituent document of any of the Subsidiaries, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under any agreement or instrument filed as an exhibit to the Registration Statement, (C) violates or will violate the DGCL, Delaware LP Act, the Delaware LLC Act, laws of the State of Kansas or federal law, (D) violates or will violate any order, judgment, decree or injunction known to such counsel of any court or governmental agency or authority having jurisdiction over the Issuer or any of its Subsidiaries or any of their properties or assets in a proceeding to which any of them or their property is a party or (E) results or will result in the creation or imposition of any Lien upon any property or assets of the Issuer or any of its Subsidiaries under any agreement or instrument filed as an exhibit to the Registration Statement to which any of the Issuer or any of its Subsidiaries is a party or by which any of them or any of their respective properties may be bound (other than Liens created by or arising under the Issuer Senior Credit Agreement, the Bluestem/Midstream Credit Agreement and the Quest Cherokee Senior Credit Agreement), which conflicts, breaches, violations or defaults, in the case of clauses (B), (C), (D) or (E), would, individually or in the aggregate, have a Material Adverse Effect; provided, however, that no opinion is expressed pursuant to this paragraph with respect to federal or state securities laws and other anti-fraud statutes, rules or regulations.
     25. No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body having jurisdiction over any of the

Exhibit C-7

Issuer or any of its Subsidiaries or any of their respective properties is required under the DGCL, Delaware LP Act, the Delaware LLC Act, the laws of the State of Kansas or federal law, in connection with the offering, issuance or sale by the Issuer of the Shares, the Issuer’s execution, delivery and performance of this Agreement, or the consummation by the Issuer of the transactions contemplated by this Agreement other than (i) as described in the Registration Statement, the Disclosure Package and the Prospectus, (ii) registration of the Shares under the Securities Act and filings or consents required under the Exchange Act, (iii) applicable state securities or “Blue Sky” laws in connection with the purchase and distribution of the Shares by the Underwriters, as to which such counsel need not express any opinion, (iv) the filing or recording of Uniform Commercial Code financing statements, mortgages or other Liens pursuant to the requirements of the Issuer Senior Credit Agreement, the Bluestem/Midstream Credit Agreement, the Quest Cherokee Senior Credit Agreement and applicable Kansas law and (v) such consents that have been obtained.
     26. The statements set forth in the Registration Statement and the Prospectus under the captions “Prospectus Supplement Summary — Recent Developments,” “Marcellus Shale Expansion,” and “Description of Changes to Credit Facilities,” in the Registration Statement under Item 15 of Part II, and in the Issuer’s Annual Report on Form 10-K under the captions “Items 1 and 2. Business and Properties — Recent Developments; — Our Relationship with Quest Energy; — Our Relationship with Quest Midstream; — Environmental Matters and Regulation; — Other Regulation of the Gas and Oil Industry,” and “Item 3. Legal Proceedings,” insofar as they purport to constitute summaries of provisions of federal or Kansas statutes, rules or regulations, the DGCL, the Delaware LP Act or the Delaware LLC Act or of any specific agreement or instrument, constitute accurate summaries thereof in all material respects.
     27. The Registration Statement has been declared effective under the Securities Act; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by such Rule.
     28. The Registration Statement, on the Effective Date, and the Prospectus, when filed with the Commission pursuant to Rule 424(b) and on the Closing Date, and any further amendments and supplements thereto made by the Issuer prior to the date of such opinion letter (other than the financial statements, the notes and schedules thereto and other financial and statistical data included in or omitted from the Registration Statement or the Prospectus, as to which such counsel need not express any opinion) appear on their face to comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.
     29. The documents incorporated by reference in the Registration Statement and the Prospectus (other than the financial statements, the notes and schedules thereto and other financial and statistical data included in or omitted from the Registration Statement or the Prospectus, as to which such counsel need not express any opinion), when they became effective or were filed with the Commission, as the case may be, appear on their face to comply as to form in all material

Exhibit C-8

respects with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations of the Commission thereunder.
     30. Neither the Issuer nor any of its Subsidiaries is, nor after sale of the Shares to be sold by the Issuer hereunder and application of the net proceeds from such sale as described in the Registration Statement, the Disclosure Package and the Prospectus under the caption “Use of Proceeds” will the Issuer or any of its Subsidiaries be, an “investment company” as defined in the 1940 Act.
     31. To the knowledge of such counsel, there are no (i) legal or governmental proceedings pending or threatened to which the Issuer or any of its Subsidiaries is a party or to which any of their respective properties is subject that are required to be described in the Registration Statement, the Disclosure Package or the Prospectus but are not so described as required by the Securities Act and the Rules and Regulations and (ii) agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required as required by the Securities Act and the Rules and Regulations.
     32. None of the outstanding shares of capital stock of the Issuer were issued in violation of, and the issuance of the Shares is not subject to, any preemptive or other similar rights of any securityholder of the Issuer pursuant to any agreement or other instrument listed as an exhibit to the Registration Statement.
     In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Issuer and its Subsidiaries, the independent public accountants of the Issuer, and representatives of the Underwriters, at which the contents of the Registration Statement, the Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Disclosure Package and the Prospectus (except to the extent specified in the foregoing opinion paragraph 26), based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that:
     (A) the Registration Statement, as of the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
     (B) the Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or
     (C) the Prospectus, as of its date and on the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it

Exhibit C-9

being understood that such counsel expresses no statement or belief with respect to (a) the financial statements, including the notes thereto and the auditors’ reports thereon, contained therein or omitted therefrom, (b) the other financial and statistical information contained therein or omitted therefrom, (c) the estimated oil and natural gas reserve evaluations and related calculations of Cawley, Gillespie & Associates, Inc. or DeGolyer and MacNaughton, independent petroleum engineers, contained therein or omitted therefrom, and (d) any statement of fact or representation or warranty contained in or omitted from any exhibit to the Registration Statement, as to which such counsel need not comment.
     In rendering such opinion letter, such counsel may (i) rely in respect of matters of fact upon certificates of officers and employees of the Issuer and its Subsidiaries and upon information obtained from public officials, (ii) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (iii) state that their opinion is limited to federal laws, the DGCL, Delaware LP Act, the Delaware LLC Act, and Kansas law (and with respect to any opinion which is stated in terms of applicable statutes, rules or regulations of the United States or the State of Kansas, such opinion will be expressed in terms of such statutes, rules or regulations that such counsel, based upon the scope of its representation of, and its experience with, the Issuer and its Subsidiaries, reasonably recognizes, in the exercise of customary professional diligence, as applicable to the Issuer or any of its Subsidiaries with respect to transactions of the type contemplated by this Agreement), (iv) with respect to the opinions expressed as to the due qualification or registration as a foreign corporation, limited partnership or limited liability company, as the case may be, of the Issuer or any of its Subsidiaries other than KPC, state that such opinions are based upon certificates of foreign qualification or registration provided by the Secretary of State of the states listed on an annex to be attached to such counsel’s opinion (each of which shall be dated as of a date not more than ten days prior to the Closing Date and shall be provided to counsel to the Underwriters) and express no conclusions beyond what are stated in such certificates, (v) state that they express no opinion with respect to (A) any permits to own or operate any real or personal property or (B) federal state or local taxes or tax statutes to which the Issuer or any of its Subsidiaries may be subject, (vi) with respect to the existence of any Lien for which a financing statement under the Uniform Commercial Code of any state is on file, such counsel’s opinion is based solely upon such counsel’s review of a specific search of such state’s Secretary of State and (vii) state that the opinions expressed therein are subject to other assumptions, qualifications and limitations that are customarily made by such counsel in similar opinion letters and are acceptable to the Underwriters in their reasonable discretion.

Exhibit C-10

Exhibit D
Form of Opinion of Issuer’s Special Nevada Counsel
FORM OF OPINION OF BROWNSTEIN HYATT FARBER SCHRECK, LLP
     1. The Issuer has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada, with the corporate power and authority necessary to own or lease its properties and to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus.
     2. The Issuer has the corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder.
     3. This Agreement has been duly authorized, executed and delivered by the Issuer.
     4. The number of shares of authorized capital stock of the Issuer conforms to the number of such shares set forth in the Prospectus under the caption “Capitalization”. None of the outstanding shares of capital stock of the Issuer were issued in violation of preemptive or other similar rights of any securityholder of the Issuer arising (a) by operation of the Issuer’s Articles of Incorporation or Bylaws in effect at the time such shares were issued or (b) under the Nevada Revised Statutes in effect at the time such shares were issued, except that we express no such opinion with respect to any shares of the capital stock of the Issuer issued prior to June 4, 1985.
     5. The Shares have been duly authorized and, when issued and delivered in accordance with the terms of the Agreement against payment therefor as set forth in the Agreement, will be validly issued, fully-paid and non-assessable and will conform in all material respects to the description thereof in the Prospectus.
     6. No securityholder of the Issuer has any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Issuer upon the issuance thereof, including the Shares, and there is no restriction upon the voting or transfer of any such securities, arising (a) by operation of the Quest Governing Documents or (b) under the Nevada Revised Statutes. None of the (i) the offering, issuance or sale by the Issuer of the Shares, (ii) the execution and delivery of this Agreement by the Issuer and the performance of its obligations hereunder or (iii) the consummation of the transactions contemplated hereby violates (A) the Quest Governing Documents, (B) any Applicable Nevada Law or (C) any Applicable Nevada Order.
     7. No Nevada Governmental Approval is required for the offering, issuance or sale by the Issuer of the Shares, the execution, delivery and performance by the Issuer of this Agreement or the consummation by the Issuer of the transactions contemplated by this Agreement, other than (i) as described in the Registration Statement, the Disclosure Package and the Prospectus or (ii) such consents that have been obtained and are in full force and effect on the Closing Date.
     8. The statements in the Registration Statement and the Prospectus under the caption “Description of Common Stock and Preferred Stock” and under Item 15 of Part II of the Registration

Exhibit D-1

Statement, except for financial data included therein or omitted therefrom (as to which such counsel need not express any opinion), have been reviewed by such counsel and, insofar as such statements relate to the Shares and constitute summaries of documents governed by Nevada law or Nevada legal matters, are fair summaries in all material respects.
     In rendering such opinion letter, such counsel may (i) define Quest Governing Documents to mean “the Articles of Incorporation and Bylaws, each as amended to date, of the Issuer”, (ii) define Applicable Nevada Law to mean “those statutes, rules and regulations of the State of Nevada which, in such counsel’s experience, are customarily applicable both to transactions of the type contemplated by this Agreement and to general business entities which are not engaged in regulated business activities”, (iii) define Applicable Nevada Order to mean “any judgment, order or decree known by such counsel to have been issued by any Nevada Governmental Authority under Applicable Nevada Law, presently in effect and by which the Issuer is bound or to which it is subject” (iv) define Nevada Governmental Authorities to mean “the governmental and regulatory authorities, bodies, instrumentalities and agencies and courts of the State of Nevada, excluding its political subdivisions and local agencies”, (v) define “Nevada Governmental Approval” to mean “any authorization, approval or consent of, notification to, or filing with, any Nevada Governmental Authority having jurisdiction over the Issuer required to be made or obtained by the Issuer pursuant to Applicable Nevada Law”, (vi) rely in respect of matters of fact upon certificates of officers and other representatives of the Issuer and upon information obtained from public officials, (vii) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (viii) state that their opinion is limited to the internal laws of the State of Nevada, (ix) state that they express no opinion with respect to (A) any permits to own or operate any real or personal property, (B) state or local taxes or tax statutes to which the Issuer may be subject and (C) laws and judicial decisions related to, or any orders, consents or other authorizations or approvals as may be required by, any federal laws, rules or regulations, including any federal securities laws, rules or regulations, or any state securities or “Blue Sky” laws, rules or regulations, and (x) state that the opinions expressed therein are subject to other assumptions, qualifications and limitations that are customarily made by such counsel in similar opinion letters and are acceptable to the Underwriters in their reasonable discretion.